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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 10, 2007

                                 NEOPHARM, Inc.
             (Exact name of registrant as specified in its charter)

       Delaware                      33-90516                   51-0327886
   (State or other                 (Commission                (IRS Employer
    jurisdiction                   File Number)             Identification No.)
  of incorporation)

         1850 Lakeside Drive, Waukegan, IL                        60085
      (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (847) 887-0800


         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

         On May 10, 2007, NEOPHARM, Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2007. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1 Press Release dated May 10, 2007 announcing NEOPHARMS's financial results for the first quarter ended March 31, 2007


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                                 SIGNATURE PAGE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  May 10, 2007                    /s/  Laurence P. Birch
                                        ----------------------------------------
                                        Laurence P. Birch
                                        President and Chief Executive Officer
                                        (Principal Executive Officer) and Acting
                                        Chief Financial Officer
                                        (Principal Financial Officer)


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